Exhibit 99.1

Agrify Announces Launch of Public Offering

BILLERICA, Mass., Dec. 15, 2022 (GLOBE NEWSWIRE) -- Agrify Corporation (Nasdaq:AGFY) (“Agrify” or the “Company”), a leading provider of innovative cultivation and extraction solutions for the cannabis industry, today announced the launch of an underwritten public offering of shares of its common stock or, in lieu of common stock to certain investors that so choose, pre-funded warrants to purchase shares of its common stock, and accompanying warrants to purchase its common stock (the “Offering”). All of the securities in the Offering will be sold by Agrify. The Offering is subject to market and other conditions, and there can be no assurance as to whether or when the Offering may be completed or as to the actual size or terms of the Offering.

The Company intends to use the net proceeds from the Offering for working capital and general corporate purposes, which may include capital expenditures and repayment of debt.

Canaccord Genuity is acting as the sole bookrunner for the Offering.

The Offering will be made only by means of a prospectus supplement and accompanying prospectus forming part of a shelf registration statement on Form S-3 (File No. 333-265710) that was declared effective by the Securities and Exchange Commission (the “SEC”) on June 24, 2022. Copies of the prospectus supplement and the accompanying prospectus relating to and describing this Offering may be obtained, when available, by contacting Canaccord Genuity LLC, Attention: Syndicate Department, 99 High Street, Suite 1200, Boston, MA 02110 or by email at prospectus@cgf.com. These documents may also be obtained for free on the SEC’s website located at http://www.sec.gov.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities in the Offering. There shall not be any sale of these securities in any state or jurisdiction in which such offering, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Agrify (Nasdaq:AGFY)

Agrify is a leading provider of innovative cultivation and extraction solutions for the cannabis industry, bringing data, science, and technology to the forefront of the market. Our proprietary micro-environment-controlled Vertical Farming Units (VFUs) enable cultivators to produce the highest quality products with unmatched consistency, yield, and ROI at scale. Our comprehensive extraction product line, which includes hydrocarbon, ethanol, solventless, post-processing, and lab equipment, empowers producers to maximize the quantity and quality of extract required for premium concentrates. For more information, please visit Agrify at http://www.agrify.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning Agrify and other matters. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, the ability to satisfy the closing conditions for the Offering, future prospects, and financial performance. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. Forward-looking statements in this press release include, but are not limited to, statements regarding the anticipated closing of the Offering and the expected uses of the proceeds from the Offering. Completion of the Offering is subject to numerous factors, many of which are beyond Agrify’s control, including, without limitation, market conditions, failure of customary closing conditions and the risk factors and other matters set forth in the prospectus supplement and accompanying prospectus included in the registration statement and the documents incorporated by reference therein. The forward-looking statements in this press release are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. You should carefully consider the risks and uncertainties that affect our business, including those described in our filings with the Securities and Exchange Commission (“SEC”), including under the caption “Risk Factors” in our Annual Report on Form 10-K filed for the year ended December 31, 2021 with the SEC, which can be obtained on the SEC website at http://www.sec.gov. These forward-looking statements speak only as of the date of this communication. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements, whether as a result of any new information, future events or otherwise. You are advised, however, to consult any further disclosures we make on related subjects in our public announcements and filings with the SEC.

Company Contacts

Investor Relations Inquiries

Jared Jaffe
Director of Investor Relations and Corporate Communications
jared.jaffe@agrify.com
(617) 686-1309

Media Inquiries

Rachel Soulsby
Vice President of Marketing
rachel.soulsby@agrify.com
(978) 660-9125